Exhibit 99.1

VW CREDIT, INC. — SERVICER	Page 1
18-Oct-06

VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2005-1

Monthly Servicer Report Input and Summary Page

TRANSACTION SUMMARY

	From	To	Days
Current Interest Period	9/20/2006	10/19/2006	30

Series Allocation Percentage	100.00%
Initial Principal Balance	$850,000,000.00
Outstanding Principal Balance	$850,000,000.00
Principal Balance of Receivables for Determination Date	$1,106,994,680.05
Amount Invested in Receivables on Series Issuance Date	$850,000,000.00
Initial Invested Amount	$850,000,000.00
Invested Amount at the Beginning of Period	$850,000,000.00
Series 2005-1 Invested Amount at End of Period (Gross)	$850,000,000.00
Required Subordinated Amount	$115,844,566.17
Excess Funding Account	$0.00
Series 2005-1 Invested Amount at End of Period (net of EFA)	$850,000,000.00
Available Subordinated Amount (previous period)	$117,259,945.97
Incremental Subordinated Amount (previous period)	$4,087,141.44

RESERVE ACCOUNT
Reserve Account Initial Deposit	$2,975,000.00
Reserve Account Required Amount	$2,975,000.00
Reserve Account Beginning Balance	$2,975,000.00

Withdrawal from Reserve Account	$0.00
Reserve Account Ending Balance	$2,975,000.00
Reserve Account Deposit Amount	$0.00

LIBOR Rate (annualized)	5.3300%
Certificate Coupon (annualized)	5.3500%
Prime Rate (annualized)	8.2500%
Servicing Fee Rate (annualized)	1.0000%
Excess Spread	1.3000%

TRUST PRINCIPAL RECEIVABLES
Receivable Balance at the Beginning of Period	$1,072,375,314.89
Receivable Balance at the Ending of Period	$1,088,089,962.76
Average Aggregate Principal Balance	$1,080,232,638.83
Aggregate Principal Collections	$604,730,154.24
New Principal Receivables	$593,444,224.91
Receivables Added for Additional Accounts	$27,000,577.20
Receivables Removed as of 8/31/2006	$0.00
Noteholder Default Amount	$0.00
Net Losses	$0.00
Noteholder Charge-offs	$0.00
Miscellaneous Payments (Adjustments and Transfer deposit amounts)	$0.00
Non-Principal Collections & Inv. Proceeds treated as Available Noteholder Principal Collections	$0.00
Monthly Interest Accrued, but not Paid	$0.00
Ineligible Receivables	$0.00
Excess Funding Account at Date of Determination	$0.00
Defaulted Receivables in Ineligible and Overconc. Accounts	$0.00
MISCELLANEOUS DATA
Recoveries on Receivables Written Off	$0.00
Spread Over/Under Prime for Portfolio	-0.6000%
Weighted Average Interest Rate	7.6500%
Previously waived Monthly Servicing Fee	$0.00

SERVICER ADVANCE
Available Funds, prior to Servicer Advances	$5,026,017.69
Less: Prior Advance Reimbursement	$0.00
Less: Servicing Fees Paid	($708,333.33)
Less: Interest Paid to Noteholders	($3,789,583.33)
Equals: Remaining Available Funds before Servicer Advance	$528,101.03
Monthly Loan Payments Due on Included Units but not received	N/A
Servicer Advance	$0.00

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END

Net losses as a % of Avg. Receivables Balance (annualized)	0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
Used Vehicle Receivables’ Balance	$118,224,433.60
Used Vehicle Percentage	10.865%
Used Vehicle Percentage During Last Collection Period	11.102%
Early Amortization Event?	NO
Largest Dealer or Dealer Affiliation Balance	$33,379,659.00
Largest Dealer Percentage	3.068%

Aggregate Principal Amount of Dealer over concentration	$3,018,271.49

SUMMARY OF COLLECTIONS
Aggregate Amount of Collections	$611,121,339.84
Aggregate Amount of Non-Principal Collections (including insurance proceeds & rebates)	$6,391,185.60
Investment Proceeds	$33,316.77
Aggregate Amount of Principal Collections	$604,730,154.24

PAYMENT RATE INFORMATION
Monthly Payment Rate	55.98%
Previous Collection Period Monthly Payment Rate	55.47%
Monthly Payment Rate 2 collection periods ago	46.78%
3-month Average Payment Rate	52.75%
Early Amortization Event?	NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
Extend Revolving Period?	YES
Last Day of Revolving Period	April 19, 2008
Invested Amount as of Last Day of Revolving Period	N/A
Accumulation Period Length (months)	4
First Accumulation Date	April 20, 2008
Expected Final Payment Date	July 20, 2008
Required Participation Percentage	107.50%
Principal Funding Account Balance	$0.00
Principal Payment Amount	$0.00
Controlled Accumulation Amount	$0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2005-1
Noteholders
1. Prior Servicing Advance Reimbursement	$0.00
2. Monthly Noteholder Interest Distribution	$3,789,583.33
3. Noteholder Monthly Servicing Fee Distribution	$708,333.33
4. Reserve Account Deposit Amount Distribution	$0.00
5. Noteholder Default Amount Distribution	$0.00
6A. Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)	$0.00
6B. Reinstate reductions in Series 2005-1 Available Subord. Amount	$0.00
7. Previously waived Monthly Servicing Fee Distribution	$0.00

Excess Servicing	$528,101.03

DEFICIENCY AMOUNT
Deficiency Amount	$0.00
Required Subordinated Draw Amount	$0.00

EXCESS FUNDING ACCOUNT
Withdrawals to purchase Receivables (Since Issuance Date)	$0.00
Additions in connection with a reduction in Receivables	$0.00
Transfers to Principal Funding Account	$0.00